UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

AVEPOINT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Washington Boulevard Suite 1400
Jersey City, New Jersey 07310
(Address of Principal Executive Offices) (Zip Code)

(201) 793-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVPT	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AVPTW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 26, 2024, AvePoint, Inc. (“AvePoint” or the “Company”) announced the expiration and results of its offer to purchase (the “Offer”) all of its outstanding public warrants (the “Warrants”) to purchase shares of its common stock, par value $0.0001 per share, at a purchase price of $2.50 per Warrant in cash, without interest. AvePoint has been advised that, as of the expiration of the Offer, 1,596,314 Warrants had been validly tendered and not validly withdrawn, representing approximately 9.1% of the outstanding Warrants. The Company has accepted all validly tendered Warrants for purchase and expects to settle such purchase promptly.

In addition, AvePoint also announced the results of its consent solicitation (the “Consent Solicitation”) to amend the Warrant Agreement, dated September 16, 2019, by and between Apex Technology Acquisition Corporation and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), to permit AvePoint to redeem each outstanding Warrant for $2.00 in cash, without interest (such amendment, the “Warrant Amendment”). Because the holders of less than 50.1% of the Warrants consented to the Warrant Amendment, which is the requisite consent threshold set by the Warrant Agreement, the Warrant Amendment was not approved.

A copy of the press release announcing the results of the Offer and Consent Solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of September 26, 2024, issued by AvePoint, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2024

AVEPOINT, INC.

By:	/s/ Brian Michael Brown
	Name:	Brian Michael Brown
	Title:	Chief Legal & Compliance Officer and Secretary